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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors ScanSource, Inc.:

  We consent to the use of our report included herein and to the references to our firm under the headings "Selected Financial Data" and "Experts" in the prospectus.

                                     /s/  KPMG Peat Marwick LLP

Greenville, South Carolina
September 5, 1997